THE RIVERFRONT INCOME EQUITY FUND

(A PORTFOLIO OF THE RIVERFRONT FUNDS)
CLASS A SHARES
CLASS B SHARES



--------------------------------------------------------------------------------
SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2000


A Special Meeting of the Shareholders of The Riverfront Income Equity Fund (the "Fund"), a portfolio of The Riverfront Funds (the "Trust"), was held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern
Time), on December 8, 2000. Shareholders approved the changes described below. This change will take effect as of December 8, 2000. Please keep this supplement for your records.

     CHANGED THE FUND'S INVESTMENT OBJECTIVES FROM THE CURRENT PRIMARY INVESTMENT OBJECTIVE OF SEEKING A HIGH LEVEL OF INVESTMENT INCOME AND THE SECONDARY OBJECTIVE OF

     SEEKING CAPITAL APPRECIATION, TO A NEW INVESTMENT OBJECTIVE OF SEEKING LONG-TERM GROWTH OF CAPITAL.

In addition, the Fund changed its name from The Riverfront Income Equity Fund to The Riverfront Select Value Fund, upon approval of the change in investment objective as described above.

                                                December 8, 2000


CUSIPS      768709404
            768709800

25885  (12/00)